UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

LODGING FUND REIT III, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-56082	83-0556111
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 43rd Street South, Suite 205
Fargo, North Dakota	58103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 630-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On April 24, 2026, Lodging Fund REIT III, Inc. (the “Company”) issued a press release announcing that the Special Committee of its Board of Directors (the “Special Committee”), comprised solely of its independent directors, has retained Piper Sandler & Co. to serve as its financial advisor in connection with the Special Committee’s exploration and evaluation of potential strategic alternatives available to the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01    Other Events.

On April 24, 2026, the Board of Directors (the “Board”) of the Company announced that the Special Committee has engaged Piper Sandler & Co. as its financial advisor to assist the Special Committee in evaluating a range of potential strategic alternatives intended to maximize value for the Company’s stockholders. Potential strategic alternatives to be considered may include, but are not limited to, a sale or merger of the Company, a listing of the Company’s common stock on a national securities exchange, a sale of all or a portion of the Company’s assets, a recapitalization, a continuation of the Company’s current business plan, or other strategic transactions. Faegre Drinker Biddle & Reath LLP (“Faegre Drinker”) is serving as legal counsel to the Special Committee.

There can be no assurance that the review of strategic alternatives will result in the Company pursuing any particular transaction or other strategic outcome. The Company does not intend to disclose or comment on developments regarding the review process unless and until the Board or Special Committee has approved a specific transaction or strategic action, or otherwise determines that further disclosure is appropriate or required by law. No timetable has been established for the completion of the strategic review process.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the Special Committee’s review of strategic alternatives, the potential outcomes of such review, and the timing thereof. Forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Factors that could cause actual results to differ include, without limitation, the possibility that the review of strategic alternatives may not result in any transaction being consummated; the risk that the process may be disruptive to the Company’s business, operations, and relationships with employees, tenants, lenders, and other counterparties; market conditions in the lodging and commercial real estate sectors; and the other risks described under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated April 24, 2026

104Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGING FUND REIT III, INC.

Dated: April 28, 2026	BY:	/s/ Samuel C. Montgomery
Samuel C. Montgomery
Chief Financial Officer